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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)__________July  29, 1996_______

                              FRITZ COMPANIES, INC.
             (Exact Name of registrant as specified in its charter)

         DELAWARE                   0-20548                       94-3083515
(State or other jurisdiction    (Commission File                (IRS Employer
      of incorporation)             Number)                  Identification No.)

      706 MISSION STREET, SAN FRANCISCO, CALIFORNIA                 94103
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code_________(415) 904-8360______

                                  Inapplicable
          (Former name or former address if changed since last report)

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ITEM 5. OTHER EVENTS

     On July 29, 1996, a complaint was filed in the Superior Court of the State of California, County of San Francisco, against the Company and certain of its directors and officers under the caption Levenson v. Lynn C. Fritz, John H. Johung, Stephen M. Mattessich and Fritz Companies, Inc. The complaint, which purports to be brought on behalf of a class of purchasers of the Company's stock between August 28, 1995 and July 23, 1996, alleges various violations of California law in connection with prior disclosures made by the Company and seeks unspecified damages.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

  (c) None
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FRITZ COMPANIES, INC.

                                          By     /s/ Jan H. Raymond
                                             _______________________________
                                                     Jan H. Raymond
                                                 Executive Vice President

DATED: AUGUST 1, 1996

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